                                                                Exhibit 3.11

  DFI/CORP/38               United States of America
  RECORD 2/00
                               State of Wisconsin       [SEAL OF THE STATE
                                                            OF WISCONSIN]


                      DEPARTMENT OF FINANCIAL INSTITUTIONS


To All to Whom These Presents Shall Come, Greeting:

        I, RAY ALLEN, Deputy Administrator, Division of Corporate & Consumer Services, Department of Financial Institutions, do hereby certify that the annexed copy has been compared by me with the record on file in the Corporation Section of the Division of Corporate & Consumer Services of this department and that the same is a true copy thereof and the whole of such record; and that I am the legal custodian of said record, and that this certification is in due form.

                                              IN TESTIMONY WHEREOF, I have
                                      hereunto set my hand and affixed the
                                      official seal of the Department.

[SEAL OF THE DEPARTMENT
OF FINANCIAL INSTITUTIONS]



                                         /s/ RAY ALLEN

                                      RAY ALLEN, Deputy Administrator
                                      Division of Corporate & Consumer Services
                                      Department of Financial Institutions

DATE:  AUG 20 2003                    BY: /s/ Cathy Mickilson

--------------------------------------------------------------------------------
Effective July 1, 1996, the Department of Financial Institutions assumed the functions previously performed by the Corporations Division of the Secretary of State and is the successor custodian of corporate records formerly held by the Secretary of State.

                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                             NEENAH TRANSPORT, INC.

      The following Restated Articles of Incorporation, duly adopted pursuant to the authority and provisions of Chapter 180 of the Wisconsin Statutes, supersede and take the place of the existing articles of incorporation and all amendments thereto:

                                   ARTICLE I
                                      NAME

      The name of the corporation is NEENAH TRANSPORT, INC.

                                   ARTICLE II
                                    PURPOSES

      The purposes for which the corporation is organized are to engage in any lawful activity within the purposes for which a corporation may be organized under the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes.

                                   ARTICLE III
                                AUTHORIZED SHARES

      The aggregate number of shares which the corporation shall have authority to issue is 560 shares, consisting of one class only, designated as Common Stock of the par value of $100.00 per share.

Upon the effectiveness of these Restated Articles of Incorporation, the shares, without par value, then issued and outstanding shall, without any further action required on the part of the corporation or its sole shareholder, be converted into an aggregate of 100 shares of the corporation's Common Stock of the par value of $100.00 per share.

                                   ARTICLE IV
                               BOARD OF DIRECTORS

      The number of directors shall be fixed by or in the manner provided in the Bylaws.

                                   ARTICLE V
                          REGISTERED OFFICE AND AGENT

      The registered office of the corporation is located in Winnebago County, Wisconsin, and the address of such registered office is 2121 Brooks Avenue, P.O. Box 729, Neenah, Wisconsin 54957. The name of the registered agent at such address is E.W. Aylward, Sr.

      The undersigned offices of NEENAH TRANSPORT, INC., a Wisconsin corporation with its registered office in Winnebago County, Wisconsin, hereby certify that the foregoing Restated Articles of Incorporation, and the amendment of the heretofore existing articles of incorporation of the corporation reflected therein, were consented to in writing by the sole shareholder of the corporation, duly signed by such sole shareholder.


      The reclassification and conversion of the outstanding shares, without par value, of the corporation effected by the amendment reflected in the foregoing Restated Articles of Incorporation will change the stated capital of the corporation to the aggregate par value of the 100 shares of Common Stock, par value $100.00 per share, outstanding immediately after such reclassification. The amount of stated capital, as so changed, will be $10,000.

      The effective time of the foregoing Restated Articles of Incorporation shall be 12:01 a.m. on October 1, 1988.

      Executed in duplicate this 28th day of September, 1988.

                                       /s/ J.P. Keating, Jr.
                                       ----------------------------------
                                       J.P. Keating, Jr., President


[SEAL]
                                       /s/ T.R. Franklin
                                       ----------------------------------
                                       T.R. Franklin, Secretary


This instrument was drafted by:
Bruce C. Davidson
Quarles & Brady
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-4497

                               Restated Articles

- Changes Restated shares to be 560 shares common @ $100 per share  Winnebago
                                                                       $25

- Adds P.O. Box to Reg. Office                                         +25 exp



                                               STATE OF WISCONSIN
                                                     FILED
                                                  SEP 30 1988

                                               DOUGLAS LA FOLLETTE
                                               SECRETARY OF STATE




Bruce Davidson
Quarles & Brady
411 E. Wisconsin Ave
Milwaukee, WI 53202-4497

  DFI/CORP/30               United States of America
  DOCUMENT
    2/00                       State of Wisconsin       [SEAL OF THE STATE
                                                           OF WISCONSIN]

                      DEPARTMENT OF FINANCIAL INSTITUTIONS

To All to Whom These Presents Shall Come, Greeting:

         I, RAY ALLEN, Deputy Administrator, Division of Corporate & Consumer Services, Department of Financial Institutions, do hereby certify that the annexed copy has been compared with the document on file in the Corporation Section of the Division of Corporate & Consumer Services of this department, and that the same is a true copy thereof; and that I am the legal custodian of said document, and that this certification is in due form.

                                            IN TESTIMONY WHEREOF, I have
                                      hereunto set my hand and affixed the
                                      official seal of the Department.
[SEAL OF THE
DEPARTMENT OF FINANCIAL               /s/ Ray Allen
INSTITUTIONS]
                                      RAY ALLEN, Deputy Administrator
                                      Division of Corporate & Consumer Services
                                      Department of Financial Institutions



DATE:   AUG 20 2003                   BY: /s/ Cathy Mickilson


--------------------------------------------------------------------------------
Effective July 1, 1996, the Department of Financial Institutions assumed the functions previously performed by the Corporations Division of the Secretary of State and is the successor custodian of corporate records formerly held by the Secretary of State.

                            ARTICLES OF INCORPORATION

                                       OF

                         NEENAH FOUNDRY TRANSPORT, INC.


           The following Articles of Incorporation are executed by the undersigned for the purpose of forming a Wisconsin corporation under Chapter 180 of the Wisconsin Statutes:


                                    ARTICLE I

           The name of the corporation shall be NEENAH FOUNDRY TRANSPORT, INC.


                                   ARTICLE II

           The period of existence of this corporation shall be perpetual.


                                   ARTICLE III

           The purpose of this corporation shall be to engage in any lawful activities authorized by Chapter 180 of the Wisconsin Statutes.


                                   ARTICLE IV

           The capital stock which this corporation shall have authority to issue shall be on one class only, designated as "common stock" and shall consist of 2,800 shares without Nominal or par value. Such shares of stock may be issued by the corporation from time to time for such consideration of money or of property, or services valued in terms of money, as may be fixed from time to time by the Board of Directors.

                                   ARTICLE V

           The address of the initial registered office of this corporation is 2121 Brooks Avenue, Neenah, Wisconsin 54956.

                                   ARTICLE VI

           The name of the initial registered agent at such address is E. W. Aylward.

                                  ARTICLE VII

           The number of directors shall be such number as is fixed from time to time by, or in the manner provided in, the by-laws of the corporation.

                                  ARTICLE VIII

           The name and address of the incorporator is as follows: Dewayne P. Nehs, 152 West Wisconsin Avenue, Milwaukee, Wisconsin 53203.

                                   ARTICLE IX

           The officers of this corporation shall be a president, vice-president, secretary and treasurer, and the duties of said officers shall be such as are assigned to them from time to time by the board of directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors.

           Executed this 8th day of April, A. D., 1981.


                                            /s/ Dewayne P. Nehs
                                            ----------------------------

STATE OF WISCONSIN )
                   ( SS
MILWAUKEE COUNTY   )

           Personally came before me this 8th day of April, 1981, the above named Dewayne P. Nehs, to me known to be the person who executed the foregoing instrument and acknowledged the same.


                                       /s/ Harold W.
                                       ----------------------------------------
                                       Notary Public, State of Wisconsin
                                       My Commission is Permanent
                                                         [WISCONSIN NOTARY SEAL]

                          (This instrument was drafted
                          by Attorney Dewayne P. Nehs)

[Unable to read word] 180 Articles of Incorporation          Winnebago
        $70                                             STATE OF WISCONSIN
                                                              FILED
D.P. NEHS                                                  APR 10 1981
Suite 408 Caswell Bldg.
152 W. Wisconsin Ave                                        VEL PHILLIPS
Milwaukee, WI 53203                                      SECRETARY OF STATE





   OFFICE OF THE                      The undersigned, as Register of Deeds of
   REGISTER OF DEEDS                  (County)    Winnebago
                                                -------------------------------
                                      County, Wisconsin, certifies that on
                                      (DATE)      April 20, 1981
                                                -------------------------------

there was received and accepted for record in my office, instrument(s) bearing the certificate of the Secretary of State of the State of Wisconsin, and des-cribed as

(XX) Articles of Incorporation    (  ) Amendment(s) to Articles of Incorporation *
(  ) Articles of Dissolution      (  ) Articles of Merger * (  ) Name Reservation *
(  ) Articles of Consolidation *  (  ) Restated Articles *
(  ) Change of Registered Office and/or Agent ( ) Intent to Dissolve    OF

LIST CORPORATE
  NAMES HERE                    NEENAH FOUNDRY TRANSPORT, INC.


(S E A L) Witness my hand and official seal on    April 20, 1981     (DATE)
                                               ---------------------
                                                /s/ Marjorie Dahms
                                               - - - - - - - - - - -
                                                 Register of Deeds



Please return executed Certificate to:
 Office of The Secretary of State
 244 W. Washington Avenue
 Madison, Wisconsin  53702

     (* Please identify documents by date of filing with Secretary of State)

 DFU/CORP/30                 United States of America
 DOCUMENT
    2/00                        State of Wisconsin.             [SEAL OF THE
                                                             STATE OF WISCONSIN]

                      DEPARTMENT OF FINANCIAL INSTITUTIONS

To All to Whom These Presents Shall Come, Greeting:

           I, RAY ALLEN, Deputy Administrator, Division of Corporate & Consumer Services, Department of Financial Institutions, do hereby certify that the annexed copy has been compared with the document on file in the Corporation Section of the Division of Corporate & Consumer Services of this Department, and that the same is a true copy thereof; and that I am the legal custodian of said document, and that this certification is in due form.


                                             IN TESTIMONY WHEREOF, I have
                                     hereunto set my hand and affixed the
                                     official seal of the Department.




 [SEAL OF THE DEPARTMENT               /s/ RAY ALLEN
 OF FINANCIAL INSTITUTIONS]
                                     RAY ALLEN, Deputy Administrator
                                     Division of Corporate & Consumer Services
                                     Department of Financial Institutions
DATE:   AUG 20 2003
                                     BY: /s/ Cathy Mickilson


--------------------------------------------------------------------------------
Effective July 1, 1996, the Department of Financial Institutions assumed the functions previously performed by the Corporations Division of the Secretary of State and is the successor custodian of corporate records formerly held by the Secretary of State.

(Form 4)- 1963
AMENDMENT                      STATE OF WISCONSIN           CORPORATION DIVISION
(STOCK CORP)                   SECRETARY OF STATE           P.O. BOX 7846
                                                            MADISON, WI 53707


Resolved, That        The Articles of Incorporation of Neenah Foundry Transport,
                 Inc. be amended as follows:


                      That Article I be amended to read: The name of the
                corporation shall be NEENAH TRANSPORT COMPANY, INC.




           ----------------------------------------------------------


The undersigned officers of Neenah Foundry Transport, Inc. a Wisconsin corporation with registered office in Winnebago County, Wisconsin, CERTIFY:

1 (A) The foregoing amendment of the articles of incorporation of said corporation was consented to in writing by the holders of all shares entitled to vote with respect to the subject matter of said amendment, duly signed by said shareholders or in their names by their duly authorized attorneys.

       OR (Please strike out the item you do not use)- See instruction 1


                                                                     VOTE ON ADOPTION


                Number of        Number of       Number of       Number of       Number of
                  SHARES           SHARES       "Yes" votes     "Yes" votes     "Yes" votes
    Class      outstanding    entitled to vote    REQUIRED          CAST           CAST

Common

Preferred


2   (See instruction 2)                                         2/06/87 WISCONSIN SECTY-STATE
                                                                1111            CORP  *
                                                                1167            $25.00

Executed in duplicate and seal (if any) affix this     5th     day of    February    1987.
                                                   -----------        --------------   ---

                                                         /s/ James Keating, Jr.
                                                        ---------------------------------
                                                         President James Keating, Jr.

(Affix seal or state that there is none)                 /s/ Fred C. Hathaway
                                                        ---------------------------------
                                                         Secretary Fred C. Hathaway


This document was drafted by  Attorney James L. Cummings (Section 14.38(14) Wis. Statutes
                             ----------------------------
                             (Please print or type name)

Name Change

  Neenah Foundry Transport, Inc.                      Winnebago

                                                         $25

Mail Returned Copy to:
  (FILL IN THE NAME AND ADDRESS HERE)


    Cummings, Snyder, Hanes                    STATE OF WISCONSIN
    & Wiegratz, S.C.                                  FILED
    P. 0. Box 758
    Neenah, WI 54956                               FEB 11 1987

                                               DOUGLAS LA FOLLETTE
                                               SECRETARY OF STATE

                                  INSTRUCTIONS
1. Amendement may be affected either by

    A) Vote of the shareholders, at         OR     B) Written consent of all
       a shareholder's meeting.                       shareholders, without a
       Use item 1 (b).                                meeting. Use item 1(a).

Ref. sec, 180.25 Wis. Stats. For corporations organized on after 1 Jan 1973, statutory minimum of affirmative votes to adopt resolution is a majority of the shares entitled to vote. For corporations organized previously, statutory minimum is 2/3 of the shares entitled to vote, unless articles provide for majority vote. (If any class or series of shares is entitled to vote as a class, minimum vote requirements must be met by each class or series entitled to vote thereon as a class and of the total shares entitled to vote thereon.)

2. Item 2. If amendment provides for exchange, reclassification or cancellation of issued shares, or effects a change in the amount of stated capital, enter a statement of the manner in which the same will be accomplished. Ref. sec. 180.53
(6) & (7) Wisconsin Statutes.

3. Affix CORPORATE SEAL to each copy of the document or enter the remark "NO SEAL" if the corporation does not have a seal. The PRESIDENT (or vice-president) and SECRETARY (or asst. secretary) are to sign each copy with the original signatures. Carbon copy, xerox, or rubber stamp signatures are not acceptable.

4. Submit in DUPLICATE ORIGINAL. Furnish Secretary of State two copies of the document. (Mailing address: Corporation-Division, Secretary of State, P.O. Box 7846, Madison, WI 53707). One copy will be retained (filed) by Secretary of State and the other copy transmitted directly to the Register of Deeds of the county named in this document, together with your check for the recording fee. When the recording has been accomplished, the document will be returned to the address you furnish on the back of this form.

5. Two SEPARATE REMITTANCES are required.

     A) Send a filing fee of $25 (or more), Payable to SECRETARY OF STATE. Additional fee may be due if amendment causes an increase in authorized capital shares. The rate on shares is $1.25 per $1,000 on par value shares, and/or 2 1/2 cents per share on no par value shares. Compute fee at such rates on the aggregate number of shares AFTER giving effect to the amendment. Deduct therefrom the fee applicable to the authorized shares BEFORE amendment. The remainder, if any. is the additional fee due.

     B) Send a RECORDING FEE of $6, payable to REGISTER OF DEEDS of the county named in this document as the county within which the corporation's registered office is located. If you append additional pages to this standard form, add $2 more recording foe for each additional page.

Please furnish the fee for the Register of Deeds in check form with your document, and we will transmit to the Register of Deeds with the documents for recording.

DFI/CORP/30                 United States of America          [SEAL OF THE
DOCUMENT                                                        STATE OF
  2/00                         State of Wisconsin               WISCONSIN}


                      DEPARTMENT OF FINANCIAL INSTITUTIONS

To All to Whom These Presents Shall Come, Greeting:

         I, RAY ALLEN, Deputy Administrator, Division of Corporate & Consumer Services, Department of Financial Institutions, do hereby certify that the annexed copy has been compared with the document on file in the Corporation Section of the Division of Corporate & Consumer Services of this department, and that the same is a true copy thereof; and that I am the legal custodian of said document, and that this certification is in due form.


[SEAL OF THE DEPARTMENT OF                      IN TESTIMONY WHEREOF, I have
FINANCIAL INSTITUTIONS]                     hereunto set my hand and affixed the
                                            official seal of the Department.

                                             /s/ RAY ALLEN

                                            RAY ALLEN, Deputy Administrator
                                            Division of Corporate & Consumer
                                            Services Department of Financial
                                            Institutions

DATE: AUG 20 2003                           BY: /s/ Cathy Mickilson

--------------------------------------------------------------------------------
Effective July 1, 1996, the Department of Financial Institutions assumed the functions previously performed by the Corporations Division of the Secretary of State and is the successor custodian of corporate records formerly held by the Secretary of State.

(Form 4) - 1982                STATE OF WISCONSIN           CORPORATION DIVISION
AMENDMENT                      SECRETARY OF STATE           P O BOX 7946
(STOCK CORP)                                                MADISON WI 53707


   Resolved, That

         The Articles of Incorporation of Neenah Transport Company, Inc. be amended as follows:

         That Article I be amended to read:    The name of the corporation shall
         be NEENAH TRANSPORT, INC.

The undersigned officers of Neenah Transport Company, Inc. a Wisconsin corporation with registered office in Winnebago County, Wisconsin, CERTIFY:

    1(A) The foregoing amendment of the articles of incorporation of said corporation was consented to in writing by the holders of all shares entitled to vote with respect to the subject matter of said amendment, duly signed by said shareholders or in their names by their duly authorized attorneys.


       OR (PLEASE STRIKE OUT THE ITEM YOU DO NOT USE) - See instruction 1



                                                                            VOTE ON ADOPTION

                                                                       Number of        Number of
                            Number of              Number of          affirmative      affirmative
                             SHARES                  SHARES              votes            votes
           Class           Outstanding          entitled to vote         CAST           REQUIRED
Common

Preferred

2 (See instruction 2)                              [ILLEGIBLE]


     Executed in duplicate and seal (if any) affixed this 10th day of April,
1987

                                                      /s/ James Keating
                                            ------------------------------------
                                                          President

    (Affix seal or state that there is none)        /s/ Fred C. Hathaway
                                            ------------------------------------
                                                         Secretary
                                                      Fred C. Hathaway

     This document was drafted by Attorney James L. Cummings (Section 14.38(14) Wis. Statutes)

AMENDMENT STOCK          - Changes Name

Neenah Transport Company, Inc.

                                                $25.00   - WINNEBAGO -
                                                   STATE IF WISCONSIN
MAIL RETURNED COPY TO:                                   FILED
  (FILL IN THE NAME AND ADDRESS HERE)                 APR 20 1987
                                                   DOUGLAS LA FOLLETTE
     Cummings, Snyder, Hanes                       SECRETARY OF STATE
       & Wiegratz, S.C.
     P. O. Box 758
     Neenah, WI 54956


                                  INSTRUCTIONS

1. Amendment may be affected either by

   A) Vote of the shareholders at a       OR   B) Written, consent of all
      shareholder's meeting. Use item             shareholders, without a
      1(b)                                        meeting. Use item 1(a).

Ref. sec. 180.25 Wis. Stats. For corporations organized on or after 1 Jan 1973, statutory minimum of votes to adopt resolution is a majority of the shares entitled to vote. For corporations organized previously, statutory minimum is 2/3 of the shares entitled to vote, unless articles provide for majority vote. (Minimum vote requirements must be met for each class of stock as well as for the total shares entitled to vote.)

2. Item 2. If amendment provides for exchange, reclassification or cancellation of issued shares, or effects a change in the amount of stated capital, enter a statement of the manner in which the same wilt tie accomplished. Ref. sec. 180.53(6) & (7) Wisconsin Statutes.

3. Affix CORPORATE SEAL to each copy of the document, or enter the remark "NO SEAL" if the corporation does not have a seal. The PRESIDENT (or vice-president) and SECRETARY (or asst secretary) are to sign each copy with original signatures. Carbon copy, xerox, or rubber stamp signatures are not acceptable.

4. Submit in DUPLICATE ORIGINAL. Furnish Secretary of State two copies of the document. (Mailing address: Corporation Division, Secretary of State, P0 Box 7846, Madison WI, 53707). One copy will be retained (filed) by Secretary of State and the other copy transmitted directly to the Register of Deeds of the county named in this document, together with your check for the recording fee. When the recording has been accomplished, the document will be returned to the address you furnish on the back of this form.

5. Two SEPARATE REMITTANCES are required.

     A) Send a filing fee of $ 25 (or more), payable to SECRETARY OF STATE. Additional fee may be due if amendment causes an increase in authorized capital shares. The rate on shares is $1.25 per $1,000 on par value shares, and/or 2 1/2 cents per share on no par value shares. Compute fee at such rates on the aggregate number of shares AFTER giving effect to the amendment. Deduct therefrom the fee applicable to the authorized shares BEFORE amendment. The remainder, if any, is the additional fee due.

     B) Send a RECORDING FEE of $ 6, payable to REGISTER OF DEEDS of the county named in this document as the county within which the corporation's registered office is located. If you append additional pages to this standard form, add $ 2 more recording fee for each additional page.

Please furnish the fee for the Register of Deeds in check form with your document, and we will transmit it to the Register of Deeds with the document for recording.

                            United States of America
                               State of Wisconsin

                      DEPARTMENT OF FINANCIAL INSTITUTIONS

                    Division of Corporate & Consumer Services

To All to Whom These Presents Shall Come, Greeting:

I, RAY ALLEN, Deputy Administrator, Division of Corporate & Consumer Services, Department of Financial Institutions, do hereby certify that;

                             NEENAH TRANSPORT, INC.

is a domestic corporation organized under the laws of this state and that its date of incorporation is April 10, 1981.

I further certify that said entity has, within its most recently completed report year, filed an annual report required under section 180.1622, 180.1921, 181.1622, 183.0120 or 185.48 of the Wisconsin Statutes.

I further certify that said company has not filed articles of dissolution with this department.

[DEPARTMENT OF FINANCIAL INSTITUTIONS STATE OF WISCONSIN SEAL]

                                    IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the official seal of the Department on September 26, 2003.

                                    /s/ Ray Allen
                                    RAY ALLEN, Deputy Administrator
                                    Division Of Corporate & Consumer Services
                                    Department of Financial Institutions

Effective July 1, 1996, the Department of Financial Institutions assumed the functions previously performed by the Corporations Division of the Secretary of State and is the successor of corporate records formerly held by the Secretary of State.

DFI/Corp/33

TO VALIDATE THE AUTHENTICITY OF THIS CERTIFICATE

Visit this web address: http://www.wdfi.org/apps/ccs/verify/

Enter this code:  117-CB6C8198

                             NEENAH TRANSPORT, INC.

                            CERTIFICATE OF SECRETARY

         I, Gary W. LaChey, do hereby certify as follows:

         1. I am the duly elected, qualified and acting Secretary of Neenah Transport, Inc., a Wisconsin corporation (the "Company") .

         2. Attached hereto is a true, complete and correct copy of the Bylaws of the Company, as in full force and effect on the date hereof.

         IN WITNESS WHEREOF, I have executed this Certificate in my official capacity this 30th day of April, 1997.

                                           /s/ Gary W. LaChey
                                         ---------------------------------------
                                         Gary W. LaChey, Secretary

                        BYLAWS OF NEENAH TRANSPORT, INC.
                             As Amended and Restated
                                  June 13, 1989

                  1. The number of directors of this corporation shall be three (3). A director who is or was employed by the corporation (or an affiliated corporation) shall be eligible for reelection as a director of the corporation only so long as he or she is actively so employed.

                  2. The date of the annual meeting of shareholders shall be not earlier than the second Tuesday in April nor later than the third Tuesday in June, as determined each year by the President, and the time and place of meeting shall be such as shall be fixed by the Secretary and specified in the notice or waiver of notice of such meeting.

                  3. Regular or special directors' meetings may be held upon 48 hours written notice given in person or by telegraphing or depositing the same in the mail, addressed to each director at his or her address as set forth in the records of the corporation.

                  4. Notice of any meeting of shareholders or directors may be waived, and actions by shareholders or directors may be taken by unanimous written consent without a meeting, as provided by Sections 180.89 and
180.91 of the Wisconsin Business Corporation Law, or any successor provisions thereto.

                  5. The duties of the respective officers shall be such as usually pertain to their offices and such other duties as may be prescribed by the Board of Directors. The Board of Directors may delegate the duties of any officer to any other officer or to any assistant officer or other person designated by it for that purpose.

                  6. The fiscal year of the corporation shall begin on the first day of April and end on the last day of March in each year.

                  7. These bylaws may be amended by the Board of Directors or by the shareholders.